[Somanetics logo]

                                                  Mary Ann Victor
                                                  Vice President and Chief
                                                  Administrative Officer and
                                                  Secretary

                                                  Somanetics Corporation
                                                  1653 East Maple Road
                                                  Troy, MI 48083-4208
                                                  Tel: (248) 689-3050, ext. 204
                                                  Fax: (248) 689-4272
                                                  mavictor@somanetics.com


September 19, 2007


VIA EDGAR TRANSMISSION


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549


      Re: Somanetics Corporation - Current Report on Form 8-K Dated September 19, 2007 (File No. 0-19095)
               -------------------------------------------


Dear Sir or Madam:

Pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, pursuant to Regulation S-T and pursuant to the General Instructions to Form 8-K, enclosed for filing is a complete copy of the Company's Current Report on Form 8-K, including any financial statements, exhibits or other papers or documents filed as a part of such report.


Very truly yours,




Mary Ann Victor
Vice President and Chief Administrative Officer and Secretary


Enclosures



cc:      National Association of Securities Dealers, Inc. (by EDGAR)
         Bruce J. Barrett
         William M. Iacona
         Robert Henry
         Richard R. Sorensen
         Tina Wheeler
         Robert J. Krueger